Statement of Net Assets Available for Benefits - EBP 002 - USD ($)	Apr. 30, 2025	Apr. 30, 2024
Assets
Participant directed investments at fair value	$ 259,254,398	$ 232,427,740
Receivables:
Notes receivable from participants	2,493,218	2,294,637
Employer contributions	813,073	754,597
Receivable	3,306,291	3,049,234
Total assets	262,560,689	235,476,974
Liabilities
Excess contributions payable	102,281	150,396
Total liabilities	102,281	150,396
Net assets available for benefits	$ 262,458,408	$ 235,326,578